Corporate Presentation | 2026 Building The Next Generation Financial Platform September 2026 WWW.STEWARDS.COM

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Forward - Looking Statements This presentation has been prepared by Stewards, Inc . (the “Company”) for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities, digital assets, tokens or tokenized interests, nor does it constitute a prospectus . This presentation contains forward - looking statements within the meaning of applicable federal securities laws . These statements include, among other things, statements regarding the Company’s strategy, growth plans, market opportunities, private credit and real asset businesses, technology and digital infrastructure initiatives, access to capital, and plans to pursue an uplisting to the Nasdaq Capital Market . Forward - looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied . Such risks include, among others, the Company’s history of losses and accumulated deficit ; negative working capital and need for additional financing ; credit performance and capital availability affecting merchant cash advance originations ; leverage, debt - service and covenant requirements associated with the Company’s real estate assets ; execution and regulatory risks ; limited trading liquidity ; and the Company’s ability to satisfy applicable listing requirements . The Company’s digital - asset, tokenization and on - chain initiatives described herein are exploratory, are not currently operational and may never be implemented . There can be no assurance that the Company will obtain a listing on Nasdaq or any other national securities exchange . The information presented herein is summary information and should be read together with the Company’s filings with the U . S . Securities and Exchange Commission, including its Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2026 , which contain additional information regarding the Company and the risks associated with an investment in its securities . Forward - looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update them except as required by law . The Company’s common stock is currently quoted on the OTCID Market under the symbol “SWRD,” is thinly traded, and an active, liquid trading market does not currently exist .

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For more than 27 years, Glen Steward has built financial businesses around a simple belief: capital should create lasting value for everyone it touches. That philosophy became the foundation for Stewards. Rather than building around individual products or transactions, Glen’s approach has been to create businesses designed for long - term alignment, disciplined growth and shared value. Today, that philosophy is evolving into something larger: an integrated financial platform bringing together private credit, real assets and technology under one operating ecosystem. Glen Steward Founder, Stewards Global | Chairman, Stewards Inc. 27+ years building financial businesses A Philosophy Built Over 27+ Years Digital and on - chain capabilities described in this presentation are exploratory and are not currently deployed in live operatio ns.

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Short - duration financing primarily in the form of merchant cash advances / revenue - based purchases of future receipts, designed to generate recurring originations and cash flow. Private Credit (Core Engine) Digital Infrastructure (Developing Capability) Technology and infrastructure being developed to improve efficiency, connectivity and future capital mobility. Not operational today and not a current source of revenue. Income - producing real assets designed to provide diversification and potential long - term value. Real Assets (Diversifier) Distinct capabilities working together to strengthen the Stewards ecosystem and support long - term value creation. These assets are subject to substantial mortgage and mezzanine indebtedness.

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Strategic Evolution of Stewards

How the Company Has Progressed Since the 1818 Park Acquisition

Stewards did not become a diversified financial platform overnight. Our evolution has been deliberate, with each milestone building on the one before it. What began with disciplined private credit has expanded through strategic acquisitions, strengthened governance, brand alignment and continued investment in technology and real assets. Each decision has served a single purpose: to build a more resilient platform capable of creating long-term shared value.

PHASE 1



Platform Expansion
1818 Park Acquisition | July 2025

Acquired Block 40 / 1818 Park in a stock-for-liabilities transaction, adding a significant income-producing real asset to the Stewards platform.

PHASE 2



Leadership & Governance Buildout | Aug – Oct 2025

- Executive leadership restructuring
- Independent directors appointed
- Governance committees strengthened
- Shaun Quin joins Forbes Business Council

PHASE 3

STEWARDS™

Corporate Identity Alignment
Oct – Nov 2025

- FAVO Capital transitions to Stewards Inc.
- Official ticker change to SWRD
- Appointment of Chief Marketing Officer

Outcome: Unified brand aligned with the global Stewards platform

PHASE 4


Welcome to Dolomite

Strategic Capital & Digital Infrastructure | Nov – Dec 2025

- Dolomite strategic partnership and digital-asset framework
- Development of digital financial infrastructure
- Expansion of technology initiatives

Outcome: Potential platform expansion beyond private credit

PHASE 5



Public Market Preparation 2026

- Lucosky Brookman engaged for Nasdaq Uplisting
- South Florida headquarters acquisition
- AI infrastructure partnership
- Investor conference participation (ROTH / Sequire)

Outcome: Steps toward institutional capital market readiness

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The operating engine behind our private credit platform. Stewards Business Capital is an established origination and underwriting platform serving U . S . small businesses . Its digital acquisition, underwriting and servicing infrastructure provides the operating foundation for Stewards’ private credit strategy . Stewards Business Capital Live Operating Platform An established operating foundation designed to support continued national growth. Multiple acquisition channels supported by streamlined digital applications. Digital workflows supporting disciplined credit assessment and decision - making. Funding decisions remain subject to human review. Serving U.S. small businesses through an active digital funding platform. Technology - Enabled Underwriting Diversified Origination Built To Scale From origination → underwriting → funding → servicing → renewal Principal product: merchant cash advances, structured as purchases of a specified amount of future receipts, originated directly and through syndication partners.

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NEARL Y Small businesses operate across the United States and drive innovation, employment and economic growth. Nearly half of funding requests from small businesses fall below $$50,000. A structural gap in small business financing The Market Opportunity The opportunity is not simply more lending . It is better infrastructure for originating, underwriting and managing private credit at scale . Across the United States, 34 . 8 million small businesses drive employment, innovation and economic activity . Yet access to capital has not kept pace. Nearly half of small - business funding requests fall below $ 50 , 000 , a segment where traditional lending processes can be slower and less suited to smaller - ticket financing . That gap creates an opportunity for disciplined, technology - enabled private credit. 34.8 Million Small businesses operate across the United States. ~40% of small - business financing applicants sought less than $50K Banks ↓ Reduced appetite for smaller, more operationally intensive credit Key Market Facts Sources: U.S. Small Business Administration, Office of Advocacy, 2024 Small Business Profile; Federal Reserve Banks, 2025 Report on Employer Firms. Private Credit ↑ Alternative lenders positioned to address the gap

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Proof & Traction An established origination platform with demonstrated operating scale. A proven origination engine providing the foundation for Stewards’ next phase of growth. Disciplined Credit: Focused on disciplined underwriting Recurring Originations: Renewal - driven repeat business Built to Scale: Supporting continued growth, subject to available capital Technology - Enabled: Increasing operating efficiency 10,000+ SMBs funded $153M+ originated since 2020 High - volume underwriting engine National reach established operating footprint $153M+ represents cumulative direct and syndicated funding volume since 2020 and does not represent advances currently outsta ndi ng. 10,000+ includes businesses funded directly and through syndication since 2020.

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Capital markets are changing . Traditional lending is retrenching, private credit continues to expand, technology is transforming underwriting and institutional capital is seeking new ways to access and manage private - market opportunities . Stewards is being built at the intersection of these shifts. A structural shift in private markets is creating a rare convergence of opportunity. Why now? BANK RETRENCHMENT PRIVATE CREDIT AI INSTITUTIONAL DEMAND EMERGING ON - CHAIN FINANCE Traditional lenders are creating space for alternative capital providers. Private markets are becoming an increasingly important source of capital. New capabilities are changing how credit can be assessed, monitored and managed, with funding decisions subject to human review. Investors are seeking scalable access to private - market opportunities. Emerging financial infrastructure has the potential to improve capital efficiency and capital mobility. 3 2 1 4 5 Five structural shifts. One platform positioned at their intersection. Stewards’ on - chain initiatives are exploratory and are not currently operational.

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1 APPLY ASSESS FUND RENEW 2 3 4 Simple digital application designed for speed. Technology - enabled, disciplined underwriting. Fast access to working capital. Repeat funding for qualifying businesses. Private Credit is the foundation of the Stewards platform. Through Stewards Business Capital, we provide fast, flexible revenue - based financing, primarily merchant cash advances, to established small businesses, creating recurring origination opportunities through a disciplined, technology - enabled model. The Core Engine of the Stewards Platform

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Digital Origination Opportunity 05 03 04 Stewards is building a digital origination engine designed to scale. DIGITAL - FIRST DEMAND Business owners increasingly begin their search for capital online. TRADITIONAL FRICTION Conventional lending can remain slow and difficult for smaller businesses to access. HIGH - INTENT SEARCH Funding - related searches create a pool of prospective businesses actively seeking capital. SCALABLE ACQUISITION Digital channels allow qualified demand to be captured and routed into the origination funnel. FRAGMENTED COMPETITION Much of the market continues to rely on brokers and other traditional acquisition channels. 01 02 04 05

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From Search to Funding Funding Conversion Move qualified applicants through underwriting and funding. • Call centre outreach and qualification • AI - assisted credit and underwriting with human review • Capital deployment through revenue - based financing, primarily merchant cash advances Traffic Generation Capture high - intent business owners actively searching for funding. • Google Search advertising • LinkedIn and social targeting of business owners • SEO and educational content around business funding Lead Capture Convert traffic into qualified funding applicants . • Dedicated landing pages • Pre - qualification forms • Direct integration into Custom CRM Digital origination creates a scalable pipeline of qualified funding opportunities for Stewards Business Capital

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For small businesses: For investors: Why Stewards Wins Fast Access Working capital when businesses need it Creating shared value for businesses and investors. Flexible Structure Revenue - based repayments aligned with cash flow Simple Process Streamlined digital application Relationship Driven Repeat funding for qualifying businesses Private Credit Exposure Exposure to a business that originates short - duration private credit, primarily merchant cash advances Diversified Origination History Historical originations across thousands of SMBs Real Asset Diversification Income - producing real assets broaden the platform Scalable Infrastructure Technology supporting long - term growth An investment in SWRD common stock is not an investment in a private - credit fund, BDC or pass - through interest in a receivables pool.

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Real Assets Real Assets complement the Stewards platform through income - producing commercial real estate, providing recurring rental income, balance sheet diversification and potential long - term value creation. Residential, mixed - use and commercial real estate designed to generate recurring rental income. INCOME - PRODUCING ASSETS BALANCE SHEET DIVERSIFICATION Tangible assets that broaden and diversify the Stewards platform. RECURRING RENTAL INCOME Recurring rental income complements the Private Credit business. LONG - TERM VALUE CREATION Disciplined ownership and active management support value creation over time. 01 02 03 04 Income - producing assets providing diversification and potential long - term value

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1818 Park | Real Assets Economics A significant income - producing real asset that adds diversification and long - term asset value to the Stewards platform $158M ALLOCATED REAL ESTATE VALUE ~92% OCCUPANCY $4.8M RENTAL INCOME Land, building and in - place leases recorded at acquisition Immediately prior to July 2026 refinancing Six months ended June 30, 2026 THE ROLE WITHIN STEWARDS Adds long - duration, income - producing assets alongside the private credit business, strengthening diversification and the asset base. Real Estate Operations reported a $6.4M operating loss for the six months ended June 30, 2026. In July 2026, 1818 Park was refinanced with a $69M senior mortgage and $10M mezzanine financing.

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1818 Park A transformational real asset within the Stewards ecosystem 1818 Park Acquisition Acquired in July 2025, marking Stewards’ expansion into income - producing real assets. Income - Producing Asset Adds a long - duration real estate component alongside the company’s short - duration private credit business. Balance Sheet Diversification Introduces a substantial real asset base designed to strengthen and diversify the broader platform. Strategic Platform Expansion 1818 Park established the foundation for Stewards’ Real Assets strategy and expanded the company beyond its original private credit business. Short - duration private credit + long - duration real assets = a more diversified financial platform.

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1818 Park demonstrates the scale of Stewards’ Real Assets strategy, combining recurring rental income with active asset management and potential long - term value creation. $158M Allocated Real Estate Value 273 Residential Apartments ~92% Occupancy

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Building the operational foundation for the next stage of growth . The Stewards Campus is a 130 , 000 - square - foot office campus in Plantation, Florida, being developed as the Company’s long - term headquarters and operational hub, bringing leadership, technology and client - facing teams together in one purpose - built environment . Stewards Campus OPERATIONS & TECHNOLOGY HUB Supporting underwriting, technology and the infrastructure behind the Stewards platform. CLIENT & INVESTOR EXPERIENCE A professional environment designed for meetings, collaboration and engagement. BUILT FOR SCALE Infrastructure designed to support the continued expansion of the Stewards platform. CORPORATE HEADQUARTERS A long - term home for executive leadership and enterprise operations. Acquired March 2026 for approximately $5.9 million; financed in part with a $4.0 million mortgage at 12.00% maturing March 2029.

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Exploring Real Estate Liquidity Stewards is exploring how on - chain infrastructure could create new pathways to access value embedded within income - producing real estate, while maintaining long - term ownership of the underlying assets. CAPITAL REDEPLOYMENT Unlocked capital could potentially be redeployed across the Stewards ecosystem. Value embedded within income - producing real assets. REAL ESTATE EQUITY DIGITAL REPRESENTATION On - chain infrastructure could potentially enable interests in real - world assets to be represented digitally, subject to applicable legal and regulatory requirements. POTENTIAL LIQUIDITY Digital structures could create additional pathways to access underlying asset value. Potential to maintain asset ownership while increasing capital utility and improving capital efficiency. Exploratory concept only. Stewards has not implemented or offered tokenized interests in 1818 Park or any other real estate a sse t, and there can be no assurance that any such structure will be implemented.

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Operating Engine PRIVATE CREDIT Future Capability DIGITAL INFRASTUCTURE & Enterprise Technology Ecosystem The operating infrastructure connecting the Stewards ecosystem. Stewards is building an integrated technology foundation that connects data, workflows and operational intelligence across the business. Designed to support disciplined growth, the infrastructure improves visibility, strengthens operational efficiency and creates a scalable foundation across Private Credit, Real Assets and future digital capabilities. Data Foundation Workflow Engine REAL ASSETS Asset & Diversification Base Reporting & Analytics Connected Operating Infrastructure Entreprise Technology

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Equity Credit facilities Institutional capital 01 CAPITAL SOURCES Originate Underwrite Deploy 02 Short - duration receivables Collections Repeat funding opportunities 03 Redeploy capital Support new originations Support portfolio growth 04 Income - producing assets Balance - sheet diversification Long - duration value 05 The Stewards FlyWheel Integrated Financial Platform PRIVATE CREDIT CASH COLLECTIONS REINVESTMENT REAL ASSETS TECHNOLOGY & DATA Digital Acquisition | Underwriting | Servicing | Automation | Portfolio Analytics

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Potential infrastructure to improve the movement of capital and assets. Potential infrastructure designed to support more efficient settlement. CAPITAL MOBILITY SETTLEMENT Exploring digital collateral management to improve efficiency and reduce friction. COLLATERALIZATION Exploring potential pathways to greater liquidity and capital flexibility. LIQUIDITY 01 02 03 04 Digital Infrastructure Exploring infrastructure that could improve how capital, assets and liquidity move across the Stewards ecosystem. These capabilities are exploratory and are not currently deployed in live operations.

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AI-Enabled Credit Operations

Combining intelligent automation with experienced underwriting.

Stewards uses automation and data-driven tools to support speed, consistency and credit discipline throughout the underwriting process. Technology assists experienced professionals; while underwriting and funding decisions remain subject to human review and oversight.

1. **DOCUMENT PROCESSING**
   Organise and validate submitted information.

2. **FINANCIAL ANALYSIS**
   Structure financial data for efficient review.

3. **RISK ASSESSMENT**
   Support consistent evaluation against defined credit parameters.

4. **HUMAN UNDERWRITING**
   Experienced professionals review outputs and make credit decisions.

5. **CONTINUOUS IMPROVEMENT**
   Operational feedback helps strengthen processes over time.

Automation improves speed and consistency. Human expertise maintains credit discipline.

Why On - Chain Matters The opportunity is not tokenization itself. It is what on - chain infrastructure could make possible. The opportunity: make existing capital work more efficiently across the Stewards ecosystem. Unlock Asset Utility Improve Capital Efficiency Expand Capital Access Connect the Ecosystem Create new potential pathways for utilizing equity embedded within real - world assets. Increase the potential utility of existing assets without relying solely on traditional financing structures. Create infrastructure capable of supporting broader and more flexible sources of capital over time. Build a potential bridge between real assets, private credit and future digital financial infrastructure. Exploratory concept. On - chain capabilities are not currently operational, and there can be no assurance they will be developed o r implemented.

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Connecting Traditional & Digital Finance Exploring new pathways between traditional finance and digital infrastructure. Credit → Potential Digital Infrastructure → Future Capital Access Exploratory concept. On - chain capabilities are not currently operational, and there can be no assurance they will be developed o r implemented.

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Combining capabilities typically found across separate financial models. Stewards combines a private credit operating engine, income - producing real assets and technology - enabled operations within a single platform. BDCs ALT. LENDERS BANKS Limited ✓ Limited ✓ SMB Credit Focus Varies ✓ Limited ✓ Short - Duration Credit — ✓ — ✓ Recurring Origination Engine Limited — — ✓ Income - Producing Real Assets Varies Varies Varies ✓ Technology - Enabled Operations Competitive positioning reflects management’s assessment of general industry business models and is provided for illustrative pu rposes. Individual companies may differ materially.

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01 06 02 05 Underserved SMB credit demand Income - producing real estate provides diversification and expands the Company’s tangible asset base $153M+ cumulative originations since 2020 and 10,000+ SMBs funded, including direct and syndicated activity Digital acquisition, underwriting and automation designed to increase efficiency LARGE MARKET REAL ASSET FOUNDATION PROVEN ENGINE SCALABLE TECHNOLOGY 03 04 Short - duration assets and repeat customer relationships Credit growth | Institutional capital | Real asset expansion | Technology | Potential Nasdaq uplisting RECURRING MODEL MULTIPLE CATALYSTS Why Stewards Stewards is building an integrated financial platform at the intersection of private credit, real assets and technology.

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The Stewards Investment Thesis One integrated platform. Multiple engines and capabilities. Multiple paths to value creation. Operating Private Credit Platform Income - Producing Real Assets AI - Powered Operating Infrastructure Exploratory On - Chain Financial Capabilities Institutional Governance Path to Potential Nasdaq Uplisting

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Thank You 4300 N University Drive, Suite D105, Lauderhill, FL 33351 Stewardship That Creates Shared Value BUILT TO STEWARD CAPITAL. BUILT TO SCALE. Scale depends on access to capital. The Company has a history of net losses, used $10.1 million of cash in operations in the first half of 2026, and had $1.1 million of unrestricted cash at June 30, 2026. Liquidity planning includes a related - party commitment to provide at least $24.0 million of funding over twelve months. There can be no assurance that operating cash flow will be sufficient or that additional capital will be available on acceptable terms. SEC filings: www.sec.gov (CIK 0001795851)

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